                                                                       EXHIBIT 5

                                                             December 31th, 2008

TO WHOM IT MAY CONCERN

         RE: POWERS OF SIGNATURE IN THE PHOENIX INSURANCE COMPANY LTD.
                          (HEREINAFTER: THE "COMPANY")

In accordance with a resolution of the Board of Directors, the powers of signature in the Company as of December 31a, 2008 are as follows:

GENERAL RIGHTS OF SIGNATURE

1.   The signatures of two directors from Group A shall bind the Company in any matter for an unlimited amount. The signature of the Chairman of the Board of Directors and/or the General Manager of the Company together, or the signature of one of them with the additional signature of a an officer from
     Group B, shall bind the Company in any matter for an unlimited amount.

2.   The signature of one of the directors from Group A together with the signature of one of the officers from Group B shall bind the Company in any matter up to a sum of NIS 50,000,000.

3.   The signatures of two officers from Group B shall bind the Company's accounts in any matter up to a sum of NIS 25,000,000.

4.   The signature of an officer from Group B together with the signature of an officer from Group C shall bind the Company's accounts in any matter up to a sum of NIS 5,000,000.

5.   ***

6.   ***

7.   ***

8.   ***

9.   ***

10.  ***

REAL ESTATE AND VEHICLE

11.  ***

12.  ***

CLUSTERS AND AGENCIES

13.  ***

14.  ***

15.  ***

16.  ***

SIGNATURE LIMITATIONS

17.  ***

DELEGATION AND REVOCATION OF POWERS

18.  ***

19.  ***

20.  ***

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      GROUP A               GROUP B                GROUP C              GROUP D               GROUP E              GROUP F
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 ***                  Dror Nagel             ***                   ***                                        ***
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                      Orly Kronman Dagan     ***                   ***
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I hereby certify that the aforesaid resolutions of the Board of Directors were duly adopted and are binding on the Company for all intents and purposes.

                                                        Best Regards,

                                                        /s/ Orly Kronman Dagan
                                                        ----------------------
                                                        Orly Kronman Dagan, Adv.
                                                        V.P., Company Secretary

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